ASM FUND, INC.
                Supplement Dated August 18, 1997
 to the Statement of Additional Information Dated March 4, 1997



The following item supplements pages 3 and 4 of the Statement of Additional Information.

     On March 20, 1997, the Fund's Board of Directors unanimously approved the expansion of the Board by one seat and elected Mr.
Arthur Salzfass to the Board. Mr. Salzfass is presently a Director and President of Rutledge Books, Inc., a Director of
Parts in Excess, LLC and a consultant to Micro Info.

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